UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 8, 2008

Date of Report (Date of earliest event reported)

SERVICE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-24935	04-3430806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Main Street, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

1-888-578-7282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor for Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information, including information concerning Service Bancorp, Inc (“Service”) and expectations concerning the merger of Service with Middlesex Savings Bank (the “Merger”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Service’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning Service’s belief, expectations or intentions concerning Service’s future performance and the likelihood that the Merger will in fact occur in a timely manner. These statements reflect Service’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties relating to the Merger, including obtaining all requisite regulatory approvals in a timely fashion, obtaining the timely approval of Service’s shareholders, absence of a material adverse effect on Service, satisfaction of all other conditions to the Merger and timely closing of the Merger by both parties.

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On December 8, 2008, Service, Strata Bank, a wholly-owned subsidiary of Service (“Strata”), Service Bancorp, M.H.C., the majority shareholder of Service (“Service MHC”), and Middlesex Savings Bank (“MSB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides, among other things, that (i) Service MHC shall merge with and into Middlesex Bancorp MHC, a mutual holding company which is expected to be formed prior to the consummation of the Merger (subject to receipt of required approvals) and which, if formed, will be the owner of 100% of the issued and outstanding capital stock of MSB (“MB MHC”), (ii) Service shall merge with and into MB MHC (the “Mid-Tier Merger”), and (iii) Strata Bank shall merge with and into MSB, which shall remain a subsidiary of MB MHC.

Pursuant to the Merger Agreement, at the effective time of the Mid-Tier Merger, each outstanding share of Service common stock (other than shares owned by Service MHC, MSB and MB MHC) will be converted into the right to receive $28.00 cash (the “Per Share Merger Consideration”). Additionally, at the effective time of the Mid-Tier Merger, each outstanding option to purchase Service common stock will be cancelled, and the holder of such option will receive a cash per share payment equal to the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such option, multiplied by the number of shares of Service common stock covered by such option, subject to any required withholding of taxes.

The Merger Agreement has been approved by the Boards of Directors of Service and Strata, the Service MHC Board of Trustees and the MSB Board of Trustees. The transactions contemplated by the Merger Agreement are subject to, among other things (i) the approval of the Agreement by holders of two-thirds of the shares Service common stock, (ii) the approval of the Agreement by the corporators of Service MHC and MB MHC, and (iii) the receipt of the requisite regulatory approvals. Pursuant to the Merger Agreement, Service MHC has agreed to vote in favor of the Merger Agreement, and each of the Service directors and executive officers, in his or her capacity as a Service shareholder, has entered into a voting agreement whereby they have agreed to vote in favor of the Merger Agreement. Service MHC has the right to vote 54.7% of the shares of Service common stock, and the Service directors and executive officers, in the aggregate, have the right to vote 4.0% of the shares of Service common stock. In addition, each of the trustees of Service MHC and MSB have agreed, in their capacities as current or future corporators of Service MHC and MB MHC, respectively, to vote in favor of the Merger Agreement at the applicable corporators’ meeting.

The foregoing references to the Merger Agreement and the voting agreements are qualified in their entirety by reference to the Merger Agreement and voting agreements that are filed as exhibits hereto and are incorporated by this reference into this report.

For additional information, reference is made to the press release dated December 8, 2008, which is included as Exhibit 99.4 and is incorporated herein by reference.

Additional Information and Where to Find It

Service plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about Service, Strata, Service MHC, MSB, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENT FILED WITH THE SEC, AS WELL AS ANY AMENDMENT OR SUPPLEMENT TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Service through the web site maintained by the SEC at www.sec.gov.

In addition, documents filed by Service with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to the Secretary, 81 Main Street, Medway, Massachusetts, 02053-1715.

Service, MSB and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding Service’s directors and executive officers is contained in the Service’s Annual Report on Form 10-K for the year ended June 30, 2008, as filed with the SEC on September 29, 2008, as amended by a Form 10-K/A filed on October 29, 2008. Information about MSB’s directors, executive officers and other members of management is available in its 2007 Annual Report, which can be obtained for free from its website at www.middlesexbank.com, and will also be available in a Schedule 13D to be filed by MSB with the SEC.

Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION.

Cautionary Statement

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that Service delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger by and between Strata Bank, Service Bancorp, Inc., and Service Bancorp, M.H.C. and Middlesex Savings Bank, dated as of December 8, 2008*

99.1	Form of Voting Agreement (Service Shareholder meeting)*

99.2	Form of Voting Agreement (Service MHC corporator meeting)*

99.3	Form of Voting Agreement (MB MHC corporator meeting)*

99.4	Press Release dated December 8, 2008*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE BANCORP, INC.

By:	/s/ Mark L. Abbate
Mark L. Abbate
Executive Vice President and Chief Financial Officer

Date: December 8, 2008